UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-3275
Legg Mason Partners Investment Funds, Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: April 30
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT OCTOBER 31, 2006	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Multiple Discipline Funds
All Cap Growth and Value

   Semi-Annual Report • October 31, 2006
What’s
Inside

Fund Objective

The Fund seeks long-term capital growth.

Letter from the Chairman	I

Fund at a Glance	1

Fund Expenses	2

Schedule of Investments	4

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	15

Board Approval of Management and Subadvisory Agreements	24

Additional Shareholder Information	27

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy took a step backwards and weakened considerably during the six-month reporting period. After gross domestic product (“GDP”)[i] increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
The U.S. stock market was weak during the first half of the reporting period. Despite continued strong corporate profits, uncertainty regarding the Fed and record high oil prices dampened investor sentiment. However, given the Fed’s three rate pauses and a sharp decline in oil prices, the market rallied sharply over the second half of the period. All told, the S&P 500 Indexiv returned 6.10% during the six months ended October 31, 2006.
Looking at the market more closely, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000[v], Russell Midcapvi and Russell 2000vii Indexes returning 5.55%, 2.68%, and 0.90%, respectively. With the potential for a slowing economy, investors were drawn to more defensive, large-cap companies. From an investment
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value      I

style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 7.33% and 2.95%, respectively.

Performance Review

For the six months ended October 31, 2006, Class A shares of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, excluding sales charges, returned 4.46%. These shares outperformed the Lipper Multi-Cap Core Funds Category Average[1], which increased 2.97%. The Fund’s unmanaged benchmark, the Russell 3000 Index,[x] returned 5.12% for the same period.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

Six Months

MDF All Cap Growth and Value — Class A Shares	4.46%

Russell 3000 Index	5.12%

Lipper Multi-Cap Core Funds Category Average	2.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ InvestorServices.

Excluding sales charges, Class B shares returned 4.10% and Class C shares returned 4.10% over the six months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.
1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 951 funds in the Fund’s Lipper category, and excluding sales charges.
II     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
In addition to the investment manager and subadviser changes discussed above, the Fund’s Board approved Legg Mason Capital Management, Inc. as the new investment manager for the Fund. The new manager is an affiliate of Legg Mason. Shareholder approval of the agreement with the new manager must be obtained, and the Board has authorized seeking such approval. If shareholder approval is obtained, the new manager would replace the Fund’s current manager and subadviser.
The Fund’s Board also approved an investment strategy change for the Fund and the Fund’s change to non-diversified status. These changes will occur in conjunction with the proposed change of manager. Shareholders will receive more detailed information regarding the investment strategy change prior to its implementation. The Fund’s change to non-diversified status requires shareholder approval, and the Board has authorized seeking such approval.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
The Fund was formerly known as Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value      III

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President, and Chief Executive Officer
December 13, 2006
IV     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: Diversification does not assure against loss. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value      V

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Fund at a Glance (unaudited)

Investment Breakdown
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      1

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	4.46%	$1,000.00	$1,044.60	1.21%	$6.24

Class B	4.10	1,000.00	1,041.00	1.97	10.13

Class C	4.10	1,000.00	1,041.00	1.89	9.72

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
2     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,019.11	1.21%	$6.16

Class B	5.00	1,000.00	1,015.27	1.97	10.01

Class C	5.00	1,000.00	1,015.68	1.89	9.60

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      3

Schedule of Investments (October 31, 2006) (unaudited)
LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS ALL CAP GROWTH AND VALUE

Shares	Security	Value

COMMON STOCKS — 98.9%
CONSUMER DISCRETIONARY — 17.6%
Internet & Catalog Retail — 2.3%
90,000	Amazon.com Inc.*	$3,428,100
114,150	Expedia Inc.*	1,854,938
71,550	IAC/ InterActiveCorp.*	2,216,619

	Total Internet & Catalog Retail	7,499,657

Media — 11.8%
110,325	Cablevision Systems Corp., New York Group, Class A Shares*	3,065,932
118,890	Comcast Corp., Special Class A Shares*	4,812,667
45,840	Discovery Holding Co., Class A Shares*	680,266
294,500	Interpublic Group of Cos. Inc.*	3,212,995
26,377	Liberty Global Inc., Series A Shares*	692,132
12,935	Liberty Global Inc., Series C Shares*	328,937
17,420	Liberty Media Holding Corp., Capital Group, Series A Shares*	1,551,425
149,100	Liberty Media Holding Corp., Interactive Group, Series A Shares*	3,290,637
191,420	News Corp., Class B Shares	4,161,471
235,240	Pearson PLC, ADR	3,469,790
373,200	Time Warner Inc.	7,467,732
189,500	Walt Disney Co.	5,961,670

	Total Media	38,695,654

Specialty Retail — 3.5%
60,500	Bed Bath & Beyond Inc.*	2,437,545
98,540	Charming Shoppes Inc.*	1,458,392
30,000	Gap Inc.	630,600
188,900	Home Depot Inc.	7,051,637

	Total Specialty Retail	11,578,174

	TOTAL CONSUMER DISCRETIONARY	57,773,485

CONSUMER STAPLES — 7.8%
Beverages — 2.4%
85,700	Coca-Cola Co.	4,003,904
15,000	Molson Coors Brewing Co., Class B Shares	1,067,700
45,305	PepsiCo Inc.	2,874,149

	Total Beverages	7,945,753

Food & Staples Retailing — 1.6%
71,830	Safeway Inc.	2,108,929
66,000	Wal-Mart Stores Inc.	3,252,480

	Total Food & Staples Retailing	5,361,409

See Notes to Financial Statements.
4     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Food Products — 2.1%
3,500	Kraft Foods Inc., Class A Shares	$120,400
131,500	Unilever PLC, ADR	3,192,820
64,962	Wm. Wrigley Jr. Co.	3,374,776

	Total Food Products	6,687,996

Household Products — 1.7%
25,000	Kimberly-Clark Corp.	1,663,000
62,750	Procter & Gamble Co.	3,977,722

	Total Household Products	5,640,722

	TOTAL CONSUMER STAPLES	25,635,880

ENERGY — 8.2%
Energy Equipment & Services — 2.6%
25,600	Baker Hughes Inc.	1,767,680
44,600	GlobalSantaFe Corp.	2,314,740
32,540	Grant Prideco Inc.*	1,229,036
76,160	Weatherford International Ltd.*	3,128,652

	Total Energy Equipment & Services	8,440,108

Oil, Gas & Consumable Fuels — 5.6%
130,000	Anadarko Petroleum Corp.	6,034,600
10,000	Chevron Corp.	672,000
112,450	Exxon Mobil Corp.	8,031,179
30,780	Murphy Oil Corp.	1,451,585
87,930	Williams Cos. Inc.	2,148,130

	Total Oil, Gas & Consumable Fuels	18,337,494

	TOTAL ENERGY	26,777,602

FINANCIALS — 12.9%
Capital Markets — 4.6%
10,000	Franklin Resources Inc.	1,139,600
49,700	Lehman Brothers Holdings Inc.	3,868,648
86,710	Merrill Lynch & Co. Inc.	7,580,188
40,210	State Street Corp.	2,582,689

	Total Capital Markets	15,171,125

Consumer Finance — 1.1%
59,170	American Express Co.	3,420,618

Diversified Financial Services — 2.2%
61,842	Bank of America Corp.	3,331,428
78,831	JPMorgan Chase & Co.	3,739,743

	Total Diversified Financial Services	7,071,171

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      5

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Insurance — 2.9%
90,630	American International Group Inc.	$6,087,617
64,660	Chubb Corp.	3,436,679

	Total Insurance	9,524,296

Thrifts & Mortgage Finance — 2.1%
56,070	MGIC Investment Corp.	3,294,673
85,500	PMI Group Inc.	3,646,575

	Total Thrifts & Mortgage Finance	6,941,248

	TOTAL FINANCIALS	42,128,458

HEALTH CARE — 18.1%
Biotechnology — 7.4%
6,945	Alkermes Inc.*	116,676
70,800	Amgen Inc.*	5,374,428
147,750	Biogen Idec Inc.*	7,032,900
36,460	Genentech Inc.*	3,037,118
50,840	Genzyme Corp.*	3,432,208
92,000	ImClone Systems Inc.*	2,878,680
186,780	Millennium Pharmaceuticals Inc.*	2,185,326

	Total Biotechnology	24,057,336

Health Care Providers & Services — 1.4%
94,300	UnitedHealth Group Inc.	4,599,954

Pharmaceuticals — 9.3%
69,585	Abbott Laboratories	3,305,983
31,000	Eli Lilly & Co.	1,736,310
67,695	Forest Laboratories Inc.*	3,312,993
48,400	GlaxoSmithKline PLC, ADR	2,577,300
112,200	Johnson & Johnson	7,562,280
30,500	Novartis AG, ADR	1,852,265
255,110	Pfizer Inc.	6,798,682
64,390	Wyeth	3,285,822

	Total Pharmaceuticals	30,431,635

	TOTAL HEALTH CARE	59,088,925

INDUSTRIALS — 8.6%
Aerospace & Defense — 3.4%
19,500	Boeing Co.	1,557,270
87,750	Honeywell International Inc.	3,696,030
36,935	L-3 Communications Holdings Inc.	2,974,006
60,000	Raytheon Co.	2,997,000

	Total Aerospace & Defense	11,224,306

Electrical Equipment — 1.0%
40,000	Emerson Electric Co.	3,376,000

See Notes to Financial Statements.
6     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Industrial Conglomerates — 2.8%
114,600	General Electric Co.	$4,023,606
172,225	Tyco International Ltd.	5,068,582

	Total Industrial Conglomerates	9,092,188

Machinery — 1.4%
39,050	Caterpillar Inc.	2,370,725
69,105	Pall Corp.	2,204,450

	Total Machinery	4,575,175

	TOTAL INDUSTRIALS	28,267,669

INFORMATION TECHNOLOGY — 20.5%
Communications Equipment — 4.0%
350,900	Cisco Systems Inc.*	8,467,217
100,100	Motorola Inc.	2,308,306
119,965	Nokia Oyj, ADR	2,384,904

	Total Communications Equipment	13,160,427

Computers & Peripherals — 3.2%
130,990	Dell Inc.*	3,186,987
25,380	International Business Machines Corp.	2,343,335
15,000	Lexmark International Inc., Class A Shares*	953,850
34,900	SanDisk Corp.*	1,678,690
94,907	Seagate Technology	2,143,000

	Total Computers & Peripherals	10,305,862

Electronic Equipment & Instruments — 0.8%
77,000	Agilent Technologies Inc.*	2,741,200

Internet Software & Services — 1.7%
33,500	eBay Inc.*	1,076,355
40,000	VeriSign Inc.*	827,200
141,500	Yahoo! Inc.*	3,727,110

	Total Internet Software & Services	5,630,665

Semiconductors & Semiconductor Equipment — 6.3%
120,000	Applied Materials Inc.	2,086,800
52,500	Broadcom Corp., Class A Shares*	1,589,175
61,690	Cree Inc.*	1,356,563
196,600	Intel Corp.	4,195,444
149,175	Micron Technology Inc.*	2,155,579
47,100	Novellus Systems Inc.*	1,302,315
335,933	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,258,550
151,300	Texas Instruments Inc.	4,566,234

	Total Semiconductors & Semiconductor Equipment	20,510,660

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      7

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Software — 4.5%
55,385	Advent Software Inc.*	$2,050,353
58,000	Autodesk Inc.*	2,131,500
59,000	Electronic Arts Inc.*	3,120,510
256,900	Microsoft Corp.	7,375,599

	Total Software	14,677,962

	TOTAL INFORMATION TECHNOLOGY	67,026,776

MATERIALS — 3.3%
Chemicals — 1.3%
33,500	Dow Chemical Co.	1,366,465
63,000	E.I. du Pont de Nemours & Co.	2,885,400

	Total Chemicals	4,251,865

Metals & Mining — 0.9%
107,120	Alcoa Inc.	3,096,839

Paper & Forest Products — 1.1%
53,930	Weyerhaeuser Co.	3,429,409

	TOTAL MATERIALS	10,778,113

TELECOMMUNICATION SERVICES — 1.9%
Diversified Telecommunication Services — 0.9%
73,700	Verizon Communications Inc.	2,726,900

Wireless Telecommunication Services — 1.0%
130,421	Vodafone Group PLC, ADR	3,371,383

	TOTAL TELECOMMUNICATION SERVICES	6,098,283

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $267,926,229)	323,575,191

Face
Amount

SHORT-TERM INVESTMENT — 0.8%
Repurchase Agreement — 0.8%
$2,486,000	Interest in $382,313,000 joint tri-party repurchase agreement dated 10/31/06 with Banc of America Securities LLC, 5.290% due 11/1/06; Proceeds at maturity — $2,486,365; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.375% due 7/23/07 to 5/15/19; Market value — $2,535,739) (Cost — $2,486,000)	2,486,000

	TOTAL INVESTMENTS — 99.7% (Cost — $270,412,229#)	326,061,191
	Other Assets in Excess of Liabilities — 0.3%	1,051,866

	TOTAL NET ASSETS — 100.0%	$327,113,057

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
8     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Statement of Assets and Liabilities (October 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $270,412,229)	$326,061,191
Cash	393
Receivable for securities sold	2,041,771
Dividends and interest receivable	146,289
Receivable for Fund shares sold	86,699
Prepaid expenses	28,198

Total Assets	328,364,541

LIABILITIES:
Payable for Fund shares repurchased	866,908
Investment management fee payable	208,456
Distribution fees payable	86,566
Directors’ fees payable	3,180
Accrued expenses	86,374

Total Liabilities	1,251,484

Total Net Assets	$327,113,057

NET ASSETS:
Par value (Note 5)	$34,395
Paid-in capital in excess of par value	478,076,792
Accumulated net investment loss	(49,669)
Accumulated net realized loss on investments	(206,597,423)
Net unrealized appreciation on investments	55,648,962

Total Net Assets	$327,113,057

Shares Outstanding:
Class A	8,751,286

Class B	7,192,930

Class C	18,450,408

Net Asset Value:
Class A (and redemption price)	$9.84

Class B*	$9.39

Class C*	$9.40

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$10.36

* Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      9

Statement of Operations (For the six months ended October 31, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$2,714,871
Interest	150,295
Less: Foreign taxes withheld	(26,155)

Total Investment Income	2,839,011

EXPENSES:
Distribution fees (Notes 2 and 4)	1,327,257
Investment management fee (Note 2)	1,276,073
Transfer agent fees (Note 4)	133,174
Merger and proxy fees	49,667
Shareholder reports (Note 4)	43,846
Registration fees	19,181
Audit and tax	15,123
Legal fees	9,256
Directors’ fees	5,775
Insurance	4,080
Custody fees	3,044
Miscellaneous expenses	2,932

Total Expenses	2,889,408
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(728)

Net Expenses	2,888,680

Net Investment Loss	(49,669)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	3,190,233
Change in Net Unrealized Appreciation/Depreciation From Investments	9,060,341

Net Gain on Investments	12,250,574

Increase in Net Assets From Operations	$12,200,905

See Notes to Financial Statements.
10     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended October 31, 2006 (unaudited)
and the year ended April 30, 2006

	October 31	April 30

OPERATIONS:
Net investment loss	$(49,669)	$(1,771,901)
Net realized gain	3,190,233	6,284,426
Change in net unrealized appreciation/depreciation	9,060,341	55,262,048

Increase in Net Assets From Operations	12,200,905	59,774,573

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	11,054,241	45,878,351
Cost of shares repurchased	(63,212,017)	(117,111,720)

Decrease in Net Assets From Fund Share Transactions	(52,157,776)	(71,233,369)

Decrease in Net Assets	(39,956,871)	(11,458,796)
NET ASSETS:
Beginning of period	367,069,928	378,528,724

End of period*	$327,113,057	$367,069,928

* Includes accumulated net investment loss of:	$(49,669)	—

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      11

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2006(2)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.42		$8.02	$7.96	$6.32	$7.89	$9.23

Income (Loss) From Operations:
Net investment income (loss)	0.02		0.01	0.01	(0.03)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	0.40		1.39	0.05	1.67	(1.55)	(1.29)

Total Income (Loss) From Operations	0.42		1.40	0.06	1.64	(1.57)	(1.34)

Net Asset Value, End of Period	$9.84		$9.42	$8.02	$7.96	$6.32	$7.89

Total Return(3)	4.46%		17.46%	0.75%	25.95%	(19.90)%	(14.52)%

Net Assets, End of Period (000s)	$86,155		$91,562	$84,629	$48,352	$25,273	$37,371

Ratios to Average Net Assets:
Gross expenses	1.21	%(4)	1.21%	1.20%	1.19%	1.20%	1.21%
Gross expenses, excluding interest expense	1.21	(4)	1.20	1.20	1.19	1.20	1.21
Net expenses(5)	1.21	(4)(6)	1.19 (6)	1.18 (6)	1.19	1.20	1.21
Net expenses, excluding interest expense(5)	1.21	(4)(6)	1.19 (6)	1.18 (6)	1.19	1.20	1.21
Net investment income (loss)	0.45	(4)	0.06	0.14	(0.36)	(0.37)	(0.64)

Portfolio Turnover Rate	5%		24%	15%	125%	47%	35%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.40%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
12     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2006(2)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.02		$7.74	$7.73	$6.18	$7.78	$9.18

Income (Loss) From Operations:
Net investment loss	(0.01)		(0.06)	(0.05)	(0.08)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	0.38		1.34	0.06	1.63	(1.53)	(1.29)

Total Income (Loss) From Operations	0.37		1.28	0.01	1.55	(1.60)	(1.40)

Net Asset Value, End of Period	$9.39		$9.02	$7.74	$7.73	$6.18	$7.78

Total Return(3)	4.10%		16.54%	0.13%	25.08%	(20.57)%	(15.25)%

Net Assets, End of Period (000s)	$67,510		$71,865	$73,331	$56,434	$39,445	$61,693

Ratios to Average Net Assets:
Gross expenses	1.97	%(4)	1.97%	1.97%	1.94%	1.97%	1.93%
Gross expenses, excluding interest expense	1.97	(4)	1.96	1.97	1.94	1.97	1.93
Net expenses(5)	1.97	(4)(6)	1.95 (6)	1.94 (6)	1.94	1.97	1.93
Net expenses, excluding interest expense(5)	1.97	(4)(6)	1.95 (6)	1.94 (6)	1.94	1.97	1.93
Net investment loss	(0.31	)(4)	(0.70)	(0.62)	(1.13)	(1.14)	(1.36)

Portfolio Turnover Rate	5%		24%	15%	125%	47%	35%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.15%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      13

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)	2006(2)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.03		$7.74	$7.74	$6.19	$7.78	$9.18

Income (Loss) From Operations:
Net investment loss	(0.01)		(0.06)	(0.05)	(0.08)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	0.38		1.35	0.05	1.63	(1.52)	(1.29)

Total Income (Loss) From Operations	0.37		1.29	0.00	1.55	(1.59)	(1.40)

Net Asset Value, End of Period	$9.40		$9.03	$7.74	$7.74	$6.19	$7.78

Total Return(3)	4.10%		16.67%	0.00%	25.04%	(20.44)%	(15.25)%

Net Assets, End of Period (000s)	$173,448		$190,538	$215,024	$215,044	$176,460	$299,640

Ratios to Average Net Assets:
Gross expenses	1.89	(4)	1.93%	1.95%	1.91%	1.93%	1.93%
Gross expenses, excluding interest expense	1.89	(4)	1.93	1.95	1.91	1.93	1.93
Net expenses(5)	1.89	(4)(6)	1.91 (6)	1.92 (6)	1.91	1.93	1.93
Net expenses, excluding interest expense(5)	1.89	(4)(6)	1.90 (6)	1.92 (6)	1.91	1,93	1.93
Net investment loss	(0.23	)(4)	(0.65)	(0.60)	(1.11)	(1.10)	(1.36)

Portfolio Turnover Rate	5%		24%	15%	125%	47%	35%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.15%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
14     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)
shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to ClearBridge the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the management fee it receives from the Fund, after expense waivers and reimbursements.

16     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   During the six months ended October 31, 2006, the Fund’s Class A, B, and C shares had voluntary expense limitations in place of 1.40%, 2.15% and 2.15%, respectively. During the six months ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $728.
   Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker dealer of Legg Mason.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the six months ended October 31, 2006, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C

CDSCs	$57,000	$5,000

   Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.
   Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments
During the six months ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,092,947

Sales	66,406,536

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)
   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$62,425,832
Gross unrealized depreciation	(6,776,870)

Net unrealized appreciation	$55,648,962

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
   For the six months ended October 31, 2006, class specific expenses were as follows:

			Shareholder Reports
	Distribution Fees	Transfer Agent Fees	Expenses

Class A	$108,358	$51,266	$9,599
Class B	337,110	40,211	10,356
Class C	881,789	41,693	23,889
Class Y†	—	4	2

Total	$1,327,257	$133,174	$43,846

†	Class Y shares were liquidated on September 8, 2006.

5.	Capital Shares
At October 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

18     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	October 31, 2006		April 30, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	491,318	$4,522,424	2,204,170	$19,379,463
Shares repurchased	(1,457,926)	(13,449,387)	(3,035,280)	(26,947,307)

Net Decrease	(966,608)	$(8,926,963)	(831,110)	$(7,567,844)

Class B
Shares sold	188,469	$1,666,909	898,379	$7,602,607
Shares repurchased	(965,772)	(8,505,645)	(2,407,113)	(20,506,058)

Net Decrease	(777,303)	$(6,838,736)	(1,508,734)	$(12,903,451)

Class C
Shares sold	365,186	$3,216,844	1,499,526	$12,657,075
Shares repurchased	(3,019,971)	(26,684,895)	(8,167,718)	(69,536,404)

Net Decrease	(2,654,785)	$(23,468,051)	(6,668,192)	$(56,879,329)

Class Y†
Shares sold	179,704	$1,648,064	706,510	$6,239,206
Shares repurchased	(1,563,323)	(14,572,090)	(13,194)	(121,951)

Net Increase (Decrease)	(1,383,619)	$(12,924,026)	693,316	$6,117,255

†	Class Y shares were liquidated on September 8, 2006.

6.	Capital Loss Carryforward
As of April 30, 2006, the Fund had, for federal income tax purposes, a net capital loss carryforward of $208,250,587, of which $20,844,186 expires in 2009, $84,148,493 expires in 2010, $97,831,240 expires in 2011, $5,298,585 expires in 2012, and $128,083 expires in 2013. These amounts will be available to offset any future taxable capital gains.
   Due to certain proposed reorganizations, pursuant to which certain affiliated funds’ assets would be acquired, and their liabilities assumed by the Fund, the loss carryforwards will be subject to various tax limitations. As a result, shareholders may receive future taxable capital gain distributions due to the fact that some portion of the Fund’s loss carryforwards may be unable to be utilized.

7.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Funds’ prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), including the Fund.
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)
when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

20     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      21

Notes to Financial Statements (unaudited) (continued)
order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Additional Shareholder Information
The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
   The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives

22     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders have also been asked to approve investment matters, including standardized fundamental investment policies. If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.

11.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be May 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Semi-Annual Report      23

Board Approval of Management and Subadvisory
Agreements (unaudited)
At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and ClearBridge Advisors, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio managers who are responsible for day-to-day management of the Fund would remain the same immediately prior to and after these changes.
   The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge the familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology

24     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the new Management Agreement and New Subadvisory Agreement.
   The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value      25

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under their prior management agreement.
   In light of all the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

26     Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Additional Shareholder Information (unaudited)
Results of a Special Meeting of Shareholders
On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.
Election of Board Members†

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

Nominees:
Paul R. Ades	121,866,497.391	3,054,107.186	0.000	0.000
Andrew L. Breech	121,900,821.025	3,019,783.552	0.000	0.000
Dwight B. Crane	121,850,512.564	3,070,092.013	0.000	0.000
Robert M. Frayn, Jr.	121,778,191.988	3,142,412.589	0.000	0.000
Frank G. Hubbard	121,848,495.495	3,072,109.082	0.000	0.000
Howard J. Johnson	121,865,914.325	3,054,690.252	0.000	0.000
David E. Maryatt	121,813,754.911	3,106,849.666	0.000	0.000
Jerome H. Miller	121,858,470.310	3,062,134.267	0.000	0.000
Ken Miller	121,889,516.870	3,031,087.707	0.000	0.000
John J. Murphy	121,864,667.771	3,055,936.806	0.000	0.000
Thomas F. Schlafly	121,848,850.151	3,071,754.426	0.000	0.000
Jerry A. Viscione	121,844,786.595	3,075,817.982	0.000	0.000
R. Jay Gerken, CFA	121,826,709.153	3,093,895.424	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value      27

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Legg Mason Partners
Multiple Discipline Funds
All Cap Growth and Value

DIRECTORS
Paul R. Ades Dwight B. Crane R. Jay Gerken, CFA Chairman Frank G. Hubbard Jerome H. Miller Ken Miller

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
PFS Investments Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02098 12/06 SR06-195

Legg Mason Partners
Multiple Discipline Funds
All Cap Growth and Value

The Fund is a separate series of Legg Mason Partners Investment Funds, Inc.,, a Maryland corporation.

LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS
ALL CAP GROWTH AND VALUE
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
Not Applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Investment Funds, Inc.
Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Investment Funds, Inc.
Date: January 8, 2007

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Investment Funds, Inc.
Date: January 8, 2007